Exhibit 10.4

SECOND AMENDMENT
TO
RIGHTS AGREEMENT

This SECOND AMENDMENT (this “Amendment”) is dated as of June 5, 2006 to the Rights Agreement, dated as of October 14, 1998 (the “Rights Agreement”) by and between North American Scientific, Inc., a Delaware corporation (the “Company”), and U.S. Stock Transfer Corporation, a California corporation (the “Rights Agent”) is entered into between such parties. Capitalized terms used but not defined herein are used herein as defined in the Rights Agreement.

WHEREAS, the Board of Directors of the Company has authorized and approved a private placement involving the offering, sale and issuance by the Company of shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), and warrants to purchase additional shares of Common Stock (the “Warrants”, and collectively with the Shares, the “Securities”) to a limited group of sophisticated investors (the “Investors”) pursuant to Securities Purchase Agreements and related transaction agreements or instruments (the “2006 Private Placement”). The Securities Purchase Agreements dated as of June 5, 2006 by and among the Company and the Investors in connection with the foregoing, and any other related transaction agreements or instruments are referred to herein as the “2006 Private Placement Documents”;

WHEREAS, the willingness of the investors to enter into the Securities Purchase Agreements is conditioned upon, among other things, the supplement or amendment of the Rights Agreement on the terms set forth herein;

WHEREAS, no “Distribution Date”, “Share Acquisition Date”, “Redemption Date” or “Final Expiration Date” (as such terms are defined in the Rights Agreement) has occurred;

WHEREAS, pursuant to Section 26 of the Rights Agreement, under circumstances set forth therein, (i) the Company may supplement or amend any provision of the Rights Agreement without the approval of any holders of certificates representing shares of Common Stock of the Company, and (ii) upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of Section 26 of the Rights Agreement, the Rights Agent shall execute such supplement or amendment;

WHEREAS, the Company desires to amend the Rights Agreement as set forth herein and to direct the Rights Agent to execute this Amendment;

WHEREAS, this Amendment shall become effective immediately; and

WHEREAS, the Board of Directors of the Company has adopted a resolution determining that the amendment of the Rights Agreement on the terms set forth herein is advisable and in the best interests of the Company and its stockholders;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1. Effectiveness of this Amendment. This Amendment is executed pursuant to the first sentence of Section 26 of the Rights Agreement. The Company, by its execution of this Amendment, hereby directs the Rights Agent to execute this Amendment. This Amendment shall take effect immediately upon the execution hereof by the Company and the delivery of the certificate required pursuant to Section 26 of the Rights Agreement; provided, however, that if the 2006 Private Placement is not closed for any reason, this Amendment shall be deemed rescinded and of no further force and effect.

2. Certification of Appropriate Officer. The undersigned officer of the Company, being duly authorized on behalf of the Company, hereby certifies on behalf of the Company to the Rights Agent that (a) he is an “appropriate officer” as such term is used in Section 26 of the Rights Agreement, and (b) this Amendment is in compliance with Section 26 of the Rights Agreement.

3. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Rights Agreement.

4. No Other Provisions Affected. Except to the extent expressly amended by this Amendment, all of the provisions of the Rights Agreement shall remain in full force and effect.

5. Amendment to the Rights Agreement. The Rights Agreement is hereby amended as follows:

(a) Acquiring Person. The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is hereby amended by adding to the end thereof the following:

“; provided further, however, that the Investors in the 2006 Private Placement shall not be deemed to be an “Acquiring Person” due to (a) the execution and delivery of the 2006 Private Placement Documents, (b) the announcement or commencement thereof, including, without limitation, the acquisition by the Investors of any of the Securities pursuant to the 2006 Private Placement, and/or (c) the exercise of stock options to purchase shares of the Company’s common stock held by the Investors or their affiliates or the acquisition by the Investors or their affiliates of shares of the Company’s common stock as a result of grants made to the Investors or their affiliates or acquisitions of shares of the Company’s common stock by the Investors or their affiliates in connection with such Investors or their affiliates role as a member of the board of directors of the Company.”

(b) Distribution Date. Section 1(g) of the Rights Agreement is hereby amended by inserting the following sentence at the end of such Section 1(g):

“In addition, notwithstanding anything to the contrary contained herein, no Distribution Date shall occur solely as a result of the execution and delivery of the 2006 Private Placement Documents (or any amendments thereto in accordance with the terms thereof), or any actions taken by the Investors pursuant to the terms of any of the 2006 Private Placement Documents or the consummation of the transactions contemplated by the 2006 Private Placement Documents or the announcement or commencement thereof, including, without limitation, the acquisition by the Investors of any of the Securities pursuant to the 2006 Private Placement Documents.”

(c) Share Acquisition Date. Section 1(v) of the Rights Agreement is hereby amended by inserting the following sentence at the end of such Section 1(v):

“In addition, notwithstanding anything to the contrary contained herein, no Share Acquisition Date shall occur solely as a result of the execution and delivery of the 2006 Private Placement Documents (or any amendments thereto in accordance with the terms thereof), or any actions taken by the Investors pursuant to the terms of any of the 2006 Private Placement Documents or the consummation of the transactions contemplated by the 2006 Private Placement Documents or the announcement or commencement thereof, including, without limitation, the acquisition by the Investors of any of the Securities pursuant to the 2006 Private Placement Documents.”

(d) Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. Section 11(a)(ii)(C) of the Rights Agreement is hereby amended by adding to the end of the first paragraph thereof the following:

“; provided further, however, that a Person shall not be deemed to have become the Beneficial Owner of 20% or more of the Common Shares then outstanding for the purposes of this Section 11(a)(ii)(C) as a result of the exercise of stock options to purchase shares of the Company’s common stock held by the Investors or their affiliates or the acquisition by the Investors or their affiliates of shares of the Company’s common stock as a result of grants made to the Investors or their affiliates or acquisitions of shares of the Company’s common stock by the Investors or their affiliates in connection with such Investors or their affiliates role as a member of the board of directors of the Company.”

(e) Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. Section 11 of the Rights Agreement is hereby amended by adding to the end thereof the following:

“(n) Notwithstanding anything to the contrary contained herein, the provisions of this Section 11 shall not apply to or be triggered by the execution and delivery of the of the 2006 Private Placement Documents (or any amendments thereto in accordance with the terms thereof), or any actions taken by the Investors pursuant to the terms of any of the 2006 Private Placement Documents, or the consummation of the transactions contemplated by the 2006 Private Placement Documents, or the announcement or commencement thereof, including, without limitation, the acquisition by the Investors of any of the Securities pursuant to the 2006 Private Placement Documents.”

(f) Consolidation, Merger or Sale or Transfer of Assets or Earning Power. Section 13 of the Rights Agreement is hereby amended by adding to the end thereof the following:

“(e) Notwithstanding anything to the contrary contained herein, the provisions of this Section 13 shall not apply to or be triggered by the execution or delivery of the of the 2006 Private Placement Documents (or any amendments thereto in accordance with the terms thereof), or any actions taken by the Investors pursuant to the terms of any of the 2006 Private Placement Documents, or the consummation of the transactions contemplated by the 2006 Private Placement Documents, or the announcement or commencement thereof, including, without limitation, the acquisition by the Investors of any of the Securities pursuant to the 2006 Private Placement Documents.”

6. References to the Rights Agreement. All references in the Rights Agreement, and the exhibits thereto, to the Rights Agreement or any specific provision thereof (including references that use the terms “hereto” and “hereof”), as well as in the legends affixed to certificates issued for Common Stock pursuant to Section 3(c) of the Rights Agreement, shall, without any specific references expressly and individually to any of the foregoing amendments, automatically be deemed references to the Rights Agreement or the applicable specific provisions thereof (as the case may be) as amended by this Amendment, with the same force and effect as if expressly and individually amended in that respect by this Amendment.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflicts or choice of law principles thereof.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

9. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of the Amendment as well as any facsimile, telecopy or other reproduction thereof.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed, and attested, all as of the date and year first above written.

NORTH AMERICAN SCIENTIFIC, INC.

By: /s/ L. Michael Cutrer
Name: L. Michael Cutrer
Title: President and Chief Executive Officer

U.S. STOCK TRANSFER CORPORATION

By: /s/ Syed A. Hussaini
Name: Syed A. Hussaini
Title: Vice President